AMENDMENT NO. 13
TO MASTER REPURCHASE AGREEMENT

Amendment No. 13, dated as of July 31, 2006 (this ‘‘Amendment’’), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the ‘‘Buyer’’), MORTGAGEIT, INC. (‘‘MortgageIT’’), MHL Funding Corp. (‘‘MHL’’) and MORTGAGEIT HOLDINGS, INC. (‘‘Holdings,’’ and together with MortgageIT and MHL, the ‘‘Sellers’’).

RECITALS

The Buyer and the Sellers are parties to that certain Master Repurchase Agreement, dated as of March 11, 2005, as amended by that certain Amendment No. 1, dated as of June 17, 2005, Amendment No. 2, dated as of July 18, 2005, Amendment No. 3, dated as of September 19, 2005, Amendment No. 4, dated as of November 19, 2005, Amendment No. 5, dated as of January 30, 2006, Amendment No. 6, dated as of February 28, 2006, Amendment No. 7, dated as of March 13, 2006 and Amendment No. 8, dated as of April 5, 2006, Amendment No. 9, dated as of April 27, 2006, Amendment No. 10, dated as of May 5, 2006, Amendment No. 11, dated as of May 31, 2006 and Amendment No. 12, dated as of June 19, 2006 (as the same may have been amended and supplemented from time to time, and as amended by this Amendment, the ‘‘Repurchase Agreement’’). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement.

The Buyer and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Repurchase Agreement.

Accordingly, the Buyer and the Sellers hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Repurchase Agreement is hereby amended as follows:

SECTION 1.    Applicability.    Section 1 of the Repurchase Agreement is hereby amended by deleting the same in its entirety and replacing it with the following:

‘‘From time to time the parties hereto may enter into transactions in which Seller agrees to transfer to Buyer Mortgage Loans (as hereinafter defined) against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Mortgage Loans at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a ‘‘Transaction’’ and, unless otherwise agreed in writing, shall be governed by this Agreement, including any supplemental terms or conditions contained in any annexes identified herein, as applicable hereunder.’’

SECTION 2.    Definitions.

(a)    Section 2 of the Repurchase Agreement is hereby amended by deleting the definition of ‘‘Maximum Committed Purchase Price’’ in its entirety.

(b)    Section 2 of the Repurchase Agreement is hereby amended by deleting the definition of ‘‘Termination Date’’ in its entirety and replacing the same with the following:

‘‘Termination Date’’ means the earlier of (a) December 31, 2006 or (b) the date of the occurrence of an Event of Default.’’

SECTION 3.    Program; Initiation of Transactions.    Section 3 of the Repurchase Agreement is hereby amended by deleting clauses a and b thereof in their entirety and replacing them with the following:

‘‘a.    From time to time, in the sole discretion of Buyer, Buyer may purchase from Sellers certain Mortgage Loans that have been either originated by Sellers or purchased by Sellers from other originators. This Agreement is not a commitment by Buyer to enter into Transactions with Sellers but rather sets forth the procedures to be used in connection with periodic requests for Buyer to enter into Transactions with Sellers. Each Seller hereby acknowledges that Buyer is under no obligation to agree to enter into, or to enter into, any

Transaction pursuant to this Agreement. All Purchased Mortgage Loans shall exceed or meet the Underwriting Guidelines, and shall be serviced by Servicer. The aggregate Purchase Price of Purchased Mortgage Loans subject to outstanding Transactions shall not exceed the Maximum Aggregate Purchase Price.

b.    With respect to each Transaction involving Mortgage Loans which are not Wet-Ink Mortgage Loans, Sellers shall give Buyer and Custodian at least 1 Business Day's prior notice of any proposed Purchase Date (the date on which such notice is given, the ‘‘Notice Date’’); provided, that if Seller is delivering 25 or fewer Mortgage Loans, which are not Wet-Ink Mortgage Loans, on a Purchase Date, the notice shall be delivered on or before 10:30 a.m. (New York City time) on the Purchase Date. With respect to Wet-Ink Mortgage Loans, Sellers shall deliver notice of any proposed purchase on or before 3:00 p.m. (New York City time) on the Purchase Date. On the Notice Date, Seller shall (i) request that Buyer enter into a Transaction by furnishing to Buyer a Transaction Request, (ii) deliver to Buyer and Custodian a Mortgage Loan Schedule and (iii) deliver to Custodian, or the Buyer, with respect to each Wet-Ink Mortgage Loan, either a Request for Certification and each Mortgage File or Wet-Ink Documents for each Wet-Ink Mortgage Loan, as applicable, in accordance with Section 10(b)(3) hereof. Following receipt of such request, Buyer may enter into such requested Transaction or may notify Sellers of its intention not to enter into such Transaction. In the event the Mortgage Loan Schedule provided by Sellers contains erroneous computer data, is not formatted properly or the computer fields are otherwise improperly aligned, Buyer shall provide written or electronic notice to Sellers describing such error and Sellers shall correct the computer data, reformat or properly align the computer fields themselves and resubmit the Mortgage Loan Schedule as required herein.’’

SECTION 4.    Periodic Fee; Periodic Fee Schedule.    Section 34 of the Repurchase Agreement and Annex II of the Repurchase Agreement are each hereby deleted in their entirety.

SECTION 5.    Conditions Precedent.    This Amendment shall become effective on July 31, 2006 (the ‘‘Amendment Effective Date’’), subject to the satisfaction of the following conditions precedent:

5.1    Delivered Documents.    On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)    this Amendment, executed and delivered by a duly authorized officer of the Buyer and Sellers;

(b)    such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 6.    Representations and Warranties.    Each of the Sellers hereby represents and warrants to the Buyer that they are in compliance with all the terms and provisions set forth in the Repurchase Agreement on their part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirm and reaffirm the representations and warranties contained in Section 13 of the Repurchase Agreement.

SECTION 7.    Limited Effect.    Except as expressly amended and modified by this Amendment, the Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 8.    Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

Section 9.    GOVERNING LAW.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:	CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Buyer
	By:	/s/ A. Adam Loskove
Name: A. Adam Loskove Title: Vice President
MortgageIT:	MORTGAGEIT, INC., as Seller
	By:	/s/ Robert A. Gula
Name: Robert A. Gula Title: Chief Financial Officer
Holdings:	MORTGAGEIT HOLDINGS, INC., as Seller
	By:	/s/ Andy Occhino
Name: Andy Occhino Title: General Counsel and Secretary
MHL:	MHL FUNDING CORP., as Seller
	By:	/s/ Donald Epstein
Name: Donald Epstein Title: Treasurer